Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

BY CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jill Timm, Senior Executive Vice President, Chief Financial Officer of Kohl's Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned's knowledge, on the date of this Certification:

1.

This Quarterly Report on Form 10-Q of the Company for the quarterly period ended November 2, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   December 6, 2019                                         /s/ Jill Timm

                                                                                     Jill Timm

                                                                                     Senior Executive Vice President, Chief Financial Officer

                                                                                     (Principal Financial Officer)